Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	22,578	22,349
Restricted share units	8,142	7,196
Long-term investment revaluation reserve, net of tax	(47,250)	(65,586)
Total reserves	$ 66,547	$ 47,036